                                    FORM 8-K
                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JUNE 12, 2006
                     ASIA AUTOMOTIVE ACQUISITION CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


        DELAWARE                 333-127755                    20-3022522
--------------------------------------------------------------------------------
    (STATE OR OTHER              (COMMISSION                 (IRS EMPLOYER
    JURISDICTION OF              FILE NUMBER)              IDENTIFICATION NO.)
       FORMATION)

          401 SOUTH OLD WOODWARD, SUITE 450 BIRMINGHAM, MICHIGAN 48009
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)
        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (248) 593-8330
                                 NOT APPLICABLE
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

--------------------------------------------------------------------------------

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ITEM 8.01 OTHER EVENTS.

         Rodman & Renshaw, LLC, the representative of the underwriters for the initial public offering of Asia Automotive Acquisition Corporation (the "Company") which closed on April 18, 2006, has notified the Company that, commencing on June 12, 2006, the holders of the Company's units may separately trade the common stock and warrants included in such units. The symbol for each of the common stock, warrants and units on the OTC Bulletin Board is AAAC, AAACW and AAACU, respectively.

         A copy of the Press Release issued by the Company announcing the separate trading of the securities underlying the units is attached hereto as
Exhibit 99.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.
         99.1 Press Release, dated June 12, 2006, issued by Asia Automotive Acquisition Corporation



                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: June 12, 2006                     Asia Automotive Acquisition Corporation



                                        By: /s/ Rudy Wilson
                                        ----------------------------------------
                                        Rudy Wilson
                                        Chief Executive Officer
                                        (Principal Executive Officer)




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                                 Exhibit Index

Exhibit no.                Description of Exhibit
-----------                ----------------------

Exhibit 99.1               Press Release, dated June 12, 2006 issued by Asia
                           Automotive Acquisition Corporation